Exhibit 32.2

CERTIFICATION BY PRINCIPAL ACCOUNTING OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Liberté Investors Inc. (the “Company”) on Form 10-K for the year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ellen V. Billings, Vice President, Controller and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/ ELLEN V. BILLINGS

Ellen V. Billings
Vice President, Controller and
Principal Accounting Officer

September 22, 2003

A signed original of this written statement required by Section 906 has been provided to Liberté Investors Inc. and will be retained by Liberté Investors Inc. and furnished to the Securities and Exchange Commission or its staff upon request.